Mechanics Bank Completes Sale of Substantial Majority of Runoff Auto Loan Portfolio to Bank of America

September 16, 2026

WALNUT CREEK, Calif.– Mechanics Bancorp (“Mechanics”) (Nasdaq: MCHB) announced today that its wholly owned subsidiary, Mechanics Bank, completed the sale to Bank of America’s trading desk of approximately $417 million of its remaining performing indirect auto loans at a price near book value, with a cutoff date of August 31, 2026. Mechanics Bank will retain approximately $13 million of runoff auto loans. Westlake Portfolio Management will continue to service the auto loans for both Bank of America and Mechanics Bank.

C.J. Johnson, President and CEO of Mechanics, said: “This transaction represents another important step in our ongoing efforts to optimize our balance sheet and allocate capital to its highest and best use. The sale of the substantial majority of our runoff auto loans will reduce risk, improve liquidity and enhance the future profitability of our company.”

About Mechanics Bancorp

Mechanics Bancorp is headquartered in Walnut Creek, Calif., and is the financial holding company of Mechanics Bank, a full-service, FDIC-insured bank with $21.2 billion in assets as of June 30, 2026, and 166 branches across California, Oregon, Washington and Hawaii. Founded in 1905 to help families, businesses and communities prosper, Mechanics Bank offers a wide range of products and services in consumer and business banking, commercial lending, cash management services, private banking, and comprehensive wealth management and trust services.

To learn more, visit www.MechanicsBank.com.

Cautionary Note Regarding Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements other than statements of historical facts included herein may be forward-looking statements. Generally, forward-looking statements include the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “will,” “plan,” “potential,” “predict,” “goal,” “upcoming,” “outlook,” “guidance” or “project” or the negative of those terms, or similar expressions. We do not assume any obligation or undertake to update any forward-looking statements after the date of this release as a result of new information, future events or developments, except as required by federal securities or other applicable laws, although we may do so from time to time. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.

We caution readers that such forward-looking statements involve known and unknown risks and uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed in or implied by such forward-looking statements, including with respect to the anticipated benefits of the sale of the substantial majority of our runoff auto loan portfolio. These risks, uncertainties and other factors include macroeconomic pressures and general uncertainty regarding the overall future economic environment.

A discussion of the factors, risks and uncertainties that could affect our financial results, business goals and operational and financial objectives can be found in our public statements and/or filings with the Securities and Exchange Commission (the “SEC”), including our 2025 Annual Report on form 10-K, filed with the SEC. We strongly recommend readers review those disclosures in conjunction with the discussions herein. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or qualified, and should not be relied upon as a prediction of actual results or future events.

All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and factors that we currently deem immaterial may become material, and it is impossible for us to predict these events or how they may affect us.

Mechanics Bancorp: Greg Jones, gregory_jones@mechanicsbank.com, (916) 797-8218